The tables below show the gains/(losses) due to changes in fair value and interest income, including the realized and unrealized gains and losses, recorded in the consolidated statement of income for Level 3 assets and liabilities: (Details) - Level 3 of fair value hierarchy [member] - BRL (R$)
R$ in Thousands
	Dec. 31, 2022	Dec. 31, 2021
IfrsStatementLineItems [Line Items]
Interest and similar income	R$ 14,190	R$ 101,217
Net trading gains/(losses) realized and unrealized	433,645	239,876
Total	447,835	341,093
Financial assets at fair value through profit or loss, category [member]
IfrsStatementLineItems [Line Items]
Interest and similar income	17,960	12,982
Net trading gains/(losses) realized and unrealized	175,306	86,749
Total	193,266	99,731
Financial assets at fair value through other comprehensive income, category [member]
IfrsStatementLineItems [Line Items]
Interest and similar income	(3,770)	88,235
Net trading gains/(losses) realized and unrealized	258,339	153,127
Total	R$ 254,569	R$ 241,362